SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) :     April 26, 2000


                           SAFETEK INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

            33-22175                                         75-2226896
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    (Commission File Number)                   (IRS Employer Identification No.)


               16910 Dallas Parkway - Suite 100 - Dallas, TX 75248
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         (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code:   (702-558-8202)
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            1075 American Pacific Drive, Suite A, Henderson, NV 89014
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                  (Former address if changed since last report)





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ITEM 1.  CHANGES  IN  CONTROL OF REGISTRANT

On April 26, 2000 Jack Fawcett ("Seller"), pursuant to a stock purchase agreement dated April 11, 2000 with Halter Capital Corporation, a Texas Corporation ("Buyer"), Seller sold to Buyer, upon the terms and conditions set forth in that agreement, 18,434,303 shares of the common stock of Safetek International, Inc., a Delaware corporation ("Registrant"). This sale represents approximately 51% of the issued and outstanding shares of the common stock of the Registrant and effectively transfers control to the Buyer. Simultaneously, the current officers and directors of the Registrant resigned and the following two directors were elected to replace them: Kevin B. Halter and Kevin B. Halter, Jr. The Registrant has elected the following new officers: Kevin B. Halter as President and Kevin B. Halter, Jr. as Vice President and Secretary.



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

The last year for which the Registrant had independent accountants review and audit for its financial statements was for the year ended December 31, 1992. Upon the Company's efforts in the first quarter of 2000 to bring its reporting under the Securities Exchange Act of 1934 current, it was learned by the Company's management that the accounting firm of Brett Hauer & Moss PA, which firm performed the Company's audits for the years ending 1991 and 1992 had dissolved and was no longer available to perform services for the Company. In order to comply with the reporting requirements of the Securities Exchange Act of 1934, the Company's Board of Directors appointed the independent certified public accounting firm of Parks, Tschopp, Whitcomb & Orr, P.A., Maitland, Florida, effective March 20, 2000 to perform audits of the Company's financial statements as of and for the years ended December 31, 1993 through December 31, 1999. Accordingly, the accounting firm of Brett Hauer & Moss PA cannot provide the required letter in accordance with the rules for Exhibit 16.1 as required by Regulation SX.

During the fiscal years ended December 31, 1991 and 1992, and the interim period subsequent to December 31, 1992, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

Brett Hauer & Moss, PA report on the financial statements for the year ended December 31, 1992 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 1991 and 1992, and the interim period through March 20, 2000, there have been no consultations with Parks, Tschopp, Whitcomb & Orr, P.A. on any matters of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements.

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



ITEM 6.  RESIGNATION OF DIRECTORS

Jack Fawcett and Paul Fawcett, the officers and directors of the Company, resigned and the following two directors were elected to replace them: Kevin B. Halter, President, Kevin B. Halter, Jr. Vice President & Secretary.



EXHIBITS

Exhibit No. 10.1  Stock Purchase Agreement dated April 11, 2000.




SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           SAFETEK INTERNATIONAL, INC.

                             By: /s/ Kevin B. Halter
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               Kevin B. Halter, President (Chief Executive Officer
                        and Principal Financial Officer)

                          And: /s/ Kevin B. Halter, Jr.
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               Kevin B. Halter, Jr., Vice President and Secretary

Dated: May 3, 2000



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